UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2010

(Date of earliest event reported)

TECHWELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-52014	77-0451738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 E. Plumeria Drive, San Jose, California 95134

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 435-3888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated March 22, 2010, by and among Intersil Corporation, a Delaware corporation (“Parent” or “Intersil”), Navajo Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (‘Purchaser”), and Techwell, Inc., a Delaware corporation (the “Company”) on March 30, 2010, Purchaser commenced a cash tender offer to acquire all shares of common stock, par value $0.001 per share, of Techwell (“Techwell Common Stock”) and the associated preferred stock purchase rights (the “Techwell Rights”) issued in connection with and subject to the Rights Agreement, dated August 4, 2009, between Techwell and Computershare Trust Company, N.A. (which Techwell Rights, together with the shares of the Techwell Common Stock are herein referred to as the “Shares”), at a purchase price of $18.50 per Share (the “Offer”).

The Offer expired at 12:00 midnight, New York City time, on Monday, April 26, 2010. On April 27, 2010, Intersil announced that, based on final information provided by BNY Mellon Shareholder Services, the depositary for the Offer (the “Depositary”), 20,517,181 Shares were validly tendered and not withdrawn immediately prior to the expiration of the Offer (which amount includes 1,590,570 Shares tendered to the Depositary pursuant to the Offer’s guaranteed delivery procedures), that Purchaser has accepted such Shares for payment in accordance with the terms of the Offer and that Purchaser has paid for, or will promptly pay for, such Shares.  Following acceptance for payment of such Shares on April 27, 2010, Intersil and Purchaser owned approximately 81.53% of all outstanding shares of the Company’s common stock on a fully-diluted basis (as that term is defined in the Merger Agreement).

On April 27, 2010, pursuant to the terms of the Merger Agreement and after exercise of the Top-Up Option described below in Item 3.02 of this Form 8-K, Intersil caused Purchaser to merge with and into the Company (the “Merger”) in accordance with applicable provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of the stockholders of the Company, other than Purchaser.  The Company was the surviving corporation in the Merger and continues to exist as an indirect, wholly owned subsidiary of Intersil.

At the effective time of the Merger, each remaining publicly held Share outstanding as of such time (other than Shares held by Intersil, the Company or their respective subsidiaries, and other than Shares for which appraisal rights are properly demanded and perfected in accordance with Delaware law) was automatically converted into the right to receive $18.50 per Share (the “Merger Consideration”).  Stockholders of the Company immediately prior to the Merger ceased to have any rights as stockholders of the Company by virtue of the Merger other than the right to receive their Merger Consideration.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the Nasdaq Global Select Market (“Nasdaq”).  On April 27, 2010, in connection with the Merger, the Company, notified the Nasdaq Stock Market of its intent to remove the Shares from listing on Nasdaq and requested that Nasdaq file a delisting application with the Securities and Exchange Commission to delist and deregister the Shares.

The foregoing summary description of the Merger Agreement does not purport to be complete and is entirely qualified by reference to the terms of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 22, 2010, and which is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

The disclosure under Item 3.01 is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, on April 27, 2010, Purchaser exercised the Top-Up Option to increase its ownership of Techwell Common Stock to at least one share more than 90% of the number of shares of Techwell Common Stock (after giving effect to the issuance of the shares of Techwell Common Stock pursuant to the Top-Up Option).  Accordingly, the Company issued 27,607,179 shares of Techwell Common Stock (the “Top-Up Shares”) to the Purchaser at a price per Top-Up Share of $18.50, which resulted in an aggregate purchase price of $510,732,651.58 (the “Purchase Price”). The Purchaser paid the Purchase Price for the Top-Up Shares by delivery of a negotiable check in the amount of the aggregate par value of the Top-Up Shares, with the remainder paid via a full recourse promissory note guaranteed by Intersil.

The Company offered and sold the Top-up Shares as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Company relied on the representations made by Purchaser that it was an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and that it had the necessary investment intent as required by Section 4(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Items 3.01 and 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.01.  Changes in Control of Registrant.

The disclosure under Item 3.01 is incorporated herein by reference.

As a result of the completion of the Offer, a change of control of the Company occurred. As a result of the Merger, the Company has become an indirect, wholly owned subsidiary of Intersil.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure under Item 3.01 is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, all of the Company’s directors resigned immediately prior to the effective time of the Merger. The new directors of the Company are Scott L. Ashworth, Douglas A. Balog, Jonathan A. Kennedy and Thomas C. Tokos.

Pursuant to the terms of the Merger Agreement, all of the Company’s executive officers prior to the Merger, other than Fumihiro Kozato, the Company’s President and Chief Executive Officer, and Mark Voll, the Company’s Vice President of Finance and Administration and Chief Financial Officer, resigned immediately prior to the effective time of the Merger. The new executive officers of the Company that replaced the previous executive officers are Thomas C. Tokos as Secretary, Scott L. Ashworth as Treasurer and Douglas A. Balog as Assistant Corporate Secretary.

Pursuant to the terms of the Merger Agreement, the following officers entered into Termination Agreements with the Company, which agreements terminate the Change of Control Severance Agreements to which each officer was a party upon the Acceptance Date (as such term is defined in the Merger Agreement): Fumihiro Kozato, Mark Voll, Feng Kuo and Dongwook Nam.  Only Section 5 of such officers’ Change in Control Severance Agreements will survive such termination.  In consideration of the termination of the Change of Control Severance Agreement, these officers will be entitled to receive (a) the payments described in Sections 4(a)(i) and 4(a)(ii) of such officers’ Change of Control Severance Agreement, less applicable withholding, payable within thirty days after April 27, 2010, subject to Section 5 of the Change of Control Severance Agreement and (b) the benefits described in section 4(a)(iv) of the Change of Control Severance Agreements upon the Acceptance Date.

The foregoing summary description of the Termination Agreement does not purport to be complete and is entirely qualified by reference to the terms of the Termination Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.01 is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of the Company and the bylaws of the Company were amended and restated in their entirety.  Copies of the amended and restated certificate of incorporation and the amended and restated bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1	Form of Termination Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2010

TECHWELL, INC.

	By:	/s/ Mark Voll
Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1	Form of Termination Agreement